UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2007

MICRON ENVIRO SYSTEMS, INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-30258 (Commission File Number)	98-0202944 (IRS Employer Identification No.)

626 RexCorp Plaza Uniondale, NY, USA (Address of principal executive offices)	11556 (Zip Code)

Registrant's telephone number, including area code 516-640-9926

#1205 – 789 W. Pender Street, Vancouver, British Columbia Canada V6C 1H2 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5. OTHER EVENTS

Our principal office has moved from Vancouver, British Columbia to Uniondale, New York, because of changes in our management personnel.  Our new president, Bradley Rudman, resides in New York.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On November 2, 2007, Bradley Rudman was appointed to our board of directors and became our president and secretary.

On November 2, 2007, Bernard McDougall resigned as one of our directors and as our president. There were no disagreements between Bernard McDougall and us relating to our policies, operations or practices.  Mr. McDougall will remain on with us as a consultant.

His resignation letter is attached at Exhibit 10.1

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference a press releases attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Resignation Letter dated November 2, 2007
Exhibit 99.1	Press release dated November 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 2007

MICRON ENVIRO SYSTEMS, INC.

By: /s/ Bradley Rudman
Name:  Bradley Rudman
Title:    President, Director

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